COMPROMISE SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE



1. Parties. This Compromise Settlement Agreement and Mutual Release (the "Release) is dated this 20th day of December, 1999 (the "Effective Date") and is by and between Power Exploration, Inc., a Nevada corporation formerly known as Titan Energy Corp., Inc. a Colorado corporation ("Power"), Benchmark Equity Group, Inc., a Delaware corporation ("Benchmark"), Rife Oil Properties, Inc. ("Rife") and Jeffrey W. Tomz ("Tomz") an individual and resident of Brazoria County, Texas. Power, Benchmark, Rife and Tomz represent, covenant, agree to, and accept the statements, terms and conditions hereof as evidenced by their respective signatures below.

2. Recitals. The alleged facts and circumstances giving rise to this Release are as set forth hereinbelow.

     2.1. Titan Energy Corp., Inc., ("Titan") predecessor-in-interest to Power Exploration, Inc. and Benchmark executed a document entitled Loan Agreement ("Titan Loan Agreement") dated to be effective May 7, 1998. A true and correct copy of the Titan Loan Agreement is attached hereto marked Exhibit "A" and incorporated herein by reference for all purposes.

     2.2. In connection with the Titan Loan Agreement, Titan and Benchmark executed a document entitled Line of Credit Note ("Titan Note") dated to be effective May 7, 1998. A true and correct copy of the Titan Note is attached hereto as Exhibit "B" and incorporated herein by reference for all purposes. Pursuant to the terms of the Titan Note, Titan promised to pay to Benchmark the principal amount of $500,000 bearing interest and payable as therein provided.

     2.3. Further in connection with the Titan Loan Agreement, Titan and Benchmark executed a document entitled Security Agreement ("Titan Security Agreement") dated to be effective May 7, 1998. A true and correct copy of the unexecuted Titan Security Agreement is attached hereto marked Exhibit "C" and incorporated herein by reference for all purposes. Pursuant to the terms of the Titan Security Agreement, Titan granted to Benchmark a security interest in certain assets of Titan as more fully described therein.

         2.4. To secure repayment of the debt evidenced by the Titan Note, Benchmark as pledgee and Rife as Pledgor executed a document, together with Titan, entitled Pledge Agreement ("Titan Pledge Agreement") dated to be effective May 7, 1998 whereby Rife was required to pledge to Benchmark 200,000 shares of Titan common stock. A true and correct copy of the Titan Pledge Agreement is attached hereto marked Exhibit "D" and incorporated herein by reference for all purposes. In performance of the Titan Pledge Agreement, Rife delivered to Benchmark certificate number 91005 for 2,000,000 million shares of Titan common stock of which 200,000 shares were to be pledged and the balance returned to Rife.


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         2.5. In connection with the Titan Loan  Agreement,  Titan and Benchmark executed a document entitled Common Stock Warrant Agreement ("Titan Warrant") dated to be effective May 7, 1998. A true and correct copy of the Titan Warrant is attached hereto marked Exhibit "E" and incorporated herein by reference for all purposes (with the executed Titan Warrant being identical to the document attached at Exhibit "E" but for the inclusion of the signature of Benchmark). Pursuant to the terms of the Titan Warrant, Benchmark was granted an option to acquire 400,000 shares of unregistered common stock of Titan at an exercise price of $2.50 per share.

         2.6. Pursuant to agreement between Titan, Benchmark and Tomz, the Titan Warrant was not exercised and rather was retired and warrants were to be reissued in connection with the Titan Loan Agreement. Specifically, Power and Benchmark executed a document entitled Common Stock Warrant Agreement ("Power Benchmark Warrant") dated to be effective October 21, 1998. A true and correct copy of the Power Benchmark Warrant is attached hereto at Exhibit "F" and incorporated herein by reference for all purposes (with the executed Power Benchmark Warrant being identical to the document at Exhibit "F" but for the inclusion of signatures). Pursuant to the terms of the Power Benchmark Warrant, Benchmark was granted an option to acquire 375,000 shares of unregistered common stock of Power at an exercise price of $1.00 per share. Attached hereto at Exhibit "G" is a true and correct copy of the election by Benchmark ("Benchmark Election") to exercise its rights to acquire the stock pursuant to the Power Benchmark Warrant under the cashless exercise provision described therein. Further, Power and Tomz executed a document entitled Common Stock Warrant Agreement ("Power Tomz Warrant") dated to be effective October 21, 1998. A true and correct copy of the Power Tomz Warrant is attached hereto at Exhibit "H" and incorporated herein by reference for all purposes (with the executed Power Benchmark Warrant being identical to the document at Exhibit "G" but for the inclusion of signatures). Pursuant to the terms of the Power Tomz Warrant, Tomz was granted an option to acquire 50,000 shares of unregistered common stock of Power at an exercise price of $1.00 per share. Attached hereto at Exhibit "I" is a true and correct copy of the election by Tomz ("Tomz Election") to exercise his rights to acquire the stock pursuant to the Power Tomz Warrant under the cashless exercise provision described therein.

     2.7. In connection with the Titan Loan Agreement, the following were issued (collectively, the "Miscellaneous Titan Warrants"):

     a. Warrant Certificate dated to be effective May 15, 1998, granting Marc N. Siegel a right to acquire 30,000 shares of common stock of Titan;

     b. Warrant Certificate dated to be effective May 15, 1998, granting Alvin Mirman a right to acquire 30,000 shares of common stock of Titan;

     c. Warrant Certificate dated to be effective May 15, 1998, granting to Grady Hatch and Company, Inc. a right to acquire 15,000 shares of common stock of Titan; and

COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE


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     d. The parties  hereto hereby agree that any warrants or options  issued to either Benchmark, its affiliates, or any individuals related thereto, including, without limitation, Tomz, are hereby extinguished.

     2.8. Titan, Benchmark, Rife and Tomz wish to settle the matters pertaining to the Titan Loan Agreement, Titan Note, Titan Security Agreement, Titan Pledge Agreement, Titan Warrant, Power Benchmark Warrant, Benchmark Election, Power Tomz Warrant, Tomz Election and Miscellaneous Titan Warrants (collectively, the "Transaction Documents") and have reached an agreement to that effect as set forth herein.

3. Consideration. Consideration for this Release is the mutual promises herein and each act done by the parties hereto pursuant hereto, the receipt and sufficiency of which is acknowledged by the parties hereto, and the following:

     a) The issuance to Benchmark of 500,000 shares of Power common stock, restricted under Rule 144, by certificate in the form attached hereto at Exhibit "J" and incorporated herein by reference for all purposes ("Power Restricted Stock"), the delivery and receipt of which is hereby acknowledged; b) The agreement by Power to register the 500,000 shares of Power Restricted Stock, restricted under Rule 144, at the time that Power next files a SEC Registration Statement; and c). If any of the stock acquired hereunder is not registered, is held by the holder for the time required under Rule 144 and the legend is then removed, then Benchmark agrees, with regard to the stock acquired hereunder, not to sell more than 1% of the outstanding shares of Power every 90 days.

The parties hereto acknowledge that they will not be entitled to any additional consideration for the execution of this Release other than as expressly set forth and provided for herein. By their signatures below, the parties hereto acknowledge the receipt and sufficiency of the consideration evidenced by this Release, including Benchmark's receipt of the Power Restricted Stock.

4. No Pending Claims. Benchmark and Tomz warrant and represent that there are no claims against any party hereto or any party in any way related hereto, which is either pending, threatened or of which Benchmark, Tomz or Power are otherwise aware. Benchmark and Tomz acknowledge that Power is relying upon this representation and that this representation is a material inducement to the execution of this Release by Power.

     5. Mutual Releases. In consideration of the agreements and compromises set forth herein, Benchmark, Tomz, Rife and Power each agree, covenant and represent as follows:

COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE

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         5.1.  Except for the  obligations  of  Benchmark  and Tomz as set forth herein, Power and Rife hereby release, acquit and forever discharge Benchmark and Tomz, and their respective current and former stockholders, successors, assigns, agents, directors, officers, affiliates (as commonly used and as defined in the Titan Loan Agreement), employees, representatives, attorneys, divisions, subsidiaries, affiliates (and agents, directors, officers, employees, representatives and attorneys of such divisions, subsidiaries and affiliates), administrators, predecessors-in- interest and successors-in-interest, of and from any and all claims, demands, actions and causes of action of whatever kind or character which Power and Rife may now have, whether known or unknown, asserted or unasserted, arising out of or connected in any way with the relationship between Benchmark, Power, Titan, Rife and Tomz including, without limitation, the Transaction Documents and any and all other matters from the beginning of time until the date hereof, and excluding enforcement of this release.

         5.2. Benchmark and Tomz hereby release, acquit and forever discharge Power, Rife and Titan and their respective current and former stockholders, successors, assigns, agents, directors, officers, affiliates (as commonly used and as defined in the Titan Loan Agreement), employees, representatives, attorneys, divisions, subsidiaries (and agents, directors, officers, employees, representatives and attorneys of such divisions, subsidiaries and affiliates), administrators, predecessors-in-interest and successors-in-interest, of and from any and all claims, demands, actions and causes of action of whatever kind or character which Benchmark and Tomz may now have, whether known or unknown, asserted or unasserted, arising out of or connected in any way with the relationship between Benchmark, Power, Titan, Rife and Tomz including, without limitation, the Transaction Documents and any and all other matters from the beginning of time until the date hereof, and excluding enforcement of this release.

6. Settlement of a Disputed Obligation. The agreements being made herein are merely to settle disputed claims and are not to be construed as an admission of any fault or liability of any party hereto, such being hereby specifically and expressly denied by each party hereto.

7. Authorization. The making and performance of this Release has been duly authorized and is approved by each party hereto. This Release constitutes the legal, valid and binding obligation of each party hereto and is enforceable in accordance with its terms. In addition, the undersigned are duly authorized by the respective parties to execute this Release in their representative capacities by all necessary proceedings.

8. Representation of Ownership and Indemnification. Each party hereto and/or their subsidiaries represent and covenant that they are the owners of any and all claims at issue herein or in any way relating to or involving the subject matter set

COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE

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forth herein.  Further,  Benchmark and Tomz warrant and represent that there are no warrants existing in favor of Benchmark, Tomz, or any entity or individual in any way related thereto of which there are aware to acquire Power stock. Benchmark agrees to indemnify and hold harmless Power for all matters in connection with the Miscellaneous Titan Warrants. This provision shall survive any termination of this Release.

9. Review and Understanding. Each party hereto has reviewed this Release and they (a) understand fully the terms of this Release and its consequences and (b) have had this Release reviewed by competent legal counsel of their choice.

10. No Other Representations. Execution of this Release is not based upon reliance by any party hereto upon any representation, understanding or agreement that is not expressly set forth herein, and no party hereto has made any representations which are not expressly set forth herein; and further, but not in limitation of the foregoing, no party hereto has made any representations which affect the consideration or any condition for which the Release is executed which has not been expressly embodied and fully set forth herein.

11. Binding Effect. This Release shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, and legal representatives, but shall not be binding upon any party until signed by all parties. It is expressly understood and agreed that the terms hereof are contractual in nature, including those set forth in the provisions designated "Recitals," and are not mere recitals, that the agreements herein contained and the consideration transferred hereby are to buy peace, and the consideration transferred and conveyed hereby shall not be construed as an admission of liability by any of the parties to this Release.

12. Modification. No modification or amendment of this Release shall be effective unless such modification or amendment is in writing and signed by all parties hereto.

13. Gender and Number. Throughout this Release, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

14. Governing Law. The interpretation, construction, and performance of this Release shall be governed by the laws of the State of Texas, without giving effect to conflict of laws principles, and this Release is performable in Tarrant County, Texas.

15. Headings. The headings of this Release have been included only for ease of reference for the subject covered by each provision and are not to be used in construing this Release or in ascertaining its meaning.

COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE


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16. Severability.  If any portion of this Release shall be held to be invalid or inoperative, then, so far as is reasonable and possible, the remainder of this Release shall be considered valid and operative, and no effect shall be given to the intent manifested by the portion held invalid or inoperative.

17. Execution of Necessary Documents. Each party hereto further covenants and agrees to execute any and all documents necessary to effectuate the provisions of this Release and to cooperate fully with each other in carrying out the provisions of this Release.

18. Survival. Each and every provision of this Release shall survive the execution hereof.

19. Entire Agreement. This Agreement and the Purchase Agreement of even date herewith executed between Power and Benchmark incorporated herein by reference for all purposes constitute the entire agreement between the parties hereto and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written. There are no warranties, representations, or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein.

20. Attorneys' Fees. In the event of any litigation concerning any controversy, claim or dispute between each party hereto arising out of or relating to this Release or the breach hereof, or the interpretation hereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the court to have most nearly prevailed, even if such party did not prevail in all matters, and is not necessarily the one in whose favor a judgment is rendered.

21. Broadest Nature. Each party warrants that this Release is to be of the broadest nature and is to be dispositive of all matters between the parties hereto with respect to the Transaction Documents and all matters at issue in each, directly and indirectly. Further, Benchmark warrants that it has not recorded in any jurisdiction with any entity the Titan Security Agreement nor any document in any way related thereto including, without limitation, any UCC-1 forms.

22. Joint Preparation. This Release was prepared jointly by the parties hereto and not by any one to the exclusion of the other.


COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE


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IN WITNESS WHEREOF, the parties have caused this Release to be duly executed and delivered as of the Effective Date.

Power Exploration, Inc.                             Benchmark Equity Group, Inc.


By:/s/ Joe Bill Bennett                              By: /s/ Frank DeLape
   ----------------------------                          ----------------
Printed Name: Joe Bill Bennett                       Printed Name: Frank Delape
Title:   President                                   Title:  CEO


Rife Oil Properties, Inc.


By: /s/ M. O. Rife III                                /s/ Jeffrey W. Tomz
   ---------------------------------                 --------------------
Printed Name: M. O. Rife III                         Jeffrey W. Tomz
Title: President



COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE


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